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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-31797               03-0366218
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)       Identification Number)

                    45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (802) 860-1126


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On September 28, 2005, we filed a Current Report on Form 8-K with respect to the resignations, all of them effective November 1, 2005, of five of our directors - David Preston, Robert Getchell, Norman Rickard, Carol Lintz and Timothy Fallon. We hereby incorporate the information set forth in Item 5.02(b) of that Form 8-K by this reference, with the following modification.

        On October 3, 2005, Beat Schlagenhauf advised us that he will also depart from the Board of Directors, effective November 1, 2005. While this action was anticipated, Mr. Schlagenhauf's notice to us was delayed. Because he has been with Vermont Pure for at least ten years and have attained the age of 50, Mr. Schlagenhauf is deemed to have chosen normal retirement under our 2004 Stock Incentive Plan to the extent he holds options under the plan.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Vermont Pure Holdings, Ltd.

                                       By:    /s/ Bruce S. MacDonald
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                                              Bruce S. MacDonald
                                              Chief Financial Officer

Date: October 7, 2005